UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 24, 2007
(Date of earliest event reported)

              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

          Delaware                333-141613-06                13-3320910
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(State or other jurisdiction  (Commission File No.)          (IRS Employer
      of incorporation)                                    Identification No.)

             11 Madison Avenue
             New York, New York                                  10010
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   (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code   (212) 325-2000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            On September 7, 2007, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2007-C4 in thirty classes. The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-M, Class A-1-AM, Class A-J and Class A-1-AJ Certificates (collectively, the "Offered Certificates") with an aggregate principal balance of $1,776,879,000 were sold to Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and PNC Capital Markets LLC (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated August 24, 2007, between the Registrant and the Underwriters, a form of which is filed as Exhibit 1.1. The Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S and Class A-X (collectively the "Private Certificates" and together with the Offered Certificates and the Class R, Class LR and Class V Certificates, the "Certificates") with an aggregate principal balance of $304,385,493 were sold to Credit Suisse Securities (USA) LLC pursuant to a Certificate Purchase Agreement, dated August 24, 2007, between the Registrant and Credit Suisse Securities (USA) LLC (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The Certificates were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as master servicer no. 1, Wachovia Bank, National Association, as master servicer no. 2, NCB, FSB, as master servicer no. 3, Midland Loan Services, Inc., as master servicer no. 4, ING Clarion Partners, LLC, as special servicer no. 1 and National Consumer Cooperative Bank, as special servicer no. 2, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2007 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.1, (2) PNC Bank, National Association (the "PNC Bank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2007 (the "PNC Bank Mortgage Loan Purchase Agreement"), between the PNC Bank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.2 and (3) NCB, FSB (the "NCB, FSB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of September 1, 2007 (the "NCB, FSB Mortgage Loan Purchase Agreement"), between the NCB, FSB Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 10.3.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            1.1                     Underwriting Agreement

            4.1                     Pooling and Servicing Agreement

            10.1                    Column Mortgage Loan Purchase Agreement

            10.2                    PNC Bank Mortgage Loan Purchase Agreement

            10.3                    NCB, FSB Mortgage loan Purchase Agreement

            10.4                    Sub-servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CREDIT SUISSE FIRST BOSTON
                                              MORTGAGE SECURITIES CORP.

Date: September 7, 2007

                                             By:   /s/ Jeffrey Altabef
                                                --------------------------------
                                                Name:  Jeffrey Altabef
                                                Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
      Exhibit No.    Description                                  Electronic (E)
      -----------    -----------                                  --------------

      1.1            Underwriting Agreement                             E

      4.1            Pooling and Servicing Agreement                    E

      10.1           Column Mortgage Loan Purchase Agreement            E

      10.2           PNC Bank Mortgage Loan Purchase Agreement          E

      10.3           NCB, FSB Mortgage Loan Purchase Agreement          E

      10.4           Sub-servicing Agreement                            E